SECURITIES AND EXCHANGE COMMISSION
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                           WASHINGTON, D.C.  20549


                                  FORM 8-K
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                               CURRENT REPORT
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                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) December 26, 2000
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                            FOREST LABORATORIES, INC.
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           (Exact name of registrant as specified in its character)



          DELAWARE                      1-5438                 11-1798614
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)        Identification No.)



  909 Third Avenue, New York, New York                           10022
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code 212-421-7850
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   (Former name or former address, if changed since last report.)



ITEM 5.   OTHER EVENTS
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          On December 15, 2000 the Board of Directors of Forest

Laboratories, Inc. (the "Corporation") declared a two-for-one stock split to be effected as a dividend of one share of the Corporation's common stock, par value $.10 per share (the "Common Stock"), for each outstanding share of the

Common Stock, payable January 11, 2001 to the shareholders of record of the

Common Stock as of the close of business on Tuesday, December 26, 2000.


                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   FOREST LABORATORIES, INC.



Date:  January 4, 2001             By:  /s/ John E. Eggers
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                                        John E. Eggers
                                        Vice President-Finance and Chief
                                        Financial Officer